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AMENDMENT NUMBER ONE
TO
AMENDED AND RESTATED WAFER SUPPLY AGREEMENT

This Amendment Number One (the “Amendment”), effective as of August 11, 2004 (“Amendment Date”), amends the Amended and Restated Wafer Supply Agreement effective as of April 1, 2003 (the “OKI Agreement”), by and between OKI Electric Industry Co., Ltd. (“OKI ELECTRIC”), a Japanese corporation having its registered head office at 7-12, Toranomon 1-chome, Minato-ku, Tokyo 105-8460, Japan, and Power Integrations, Inc., (“PI”) a Delaware corporation having its principal place of business at 5245 Hellyer Avenue, San Jose, CA U.S.A. 95138.  Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the OKI Agreement.

RECITALS

WHEREAS, pursuant to the terms of the OKI Agreement, PI grants to OKI ELECTRIC licenses of certain of PI’s intellectual property for the sole purpose of PI acquiring from OKI ELECTRIC the fabrication and supply of wafers of certain power IC products; and

WHEREAS, PI and OKI ELECTRIC desire to amend the terms of the OKI Agreement; and

WHEREAS, in accordance with Section 18.10 of the OKI Agreement, the OKI Agreement may be amended only by an instrument in writing duly executed by authorized officers of OKI ELECTRIC and PI.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements of the parties contained herein, the parties hereby agree to amend the Agreement only as follows:

AGREEMENT

I.On page 1, substitute the following paragraphs for the paragraphs beginning with “The parties to this Agreement,” and ending with “this 1st day of April, 2003 (the “Effective Date”), as follows.”:

The parties to this Agreement are

(1)POWER INTEGRATIONS INTERNATIONAL LTD., a Cayman Islands corporation having its principal place of business at P.O. Box 219, Strathvale House, North Church Street, George Town, Grand Cayman, Cayman Islands;

and

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(2)	OKI ELECTRIC INDUSTRY CO., LTD., a Japanese corporation having its registered head office at 7-12, Toranomon 1-chome, Minato-ku, Tokyo 105-8460, Japan (“OKI ELECTRIC”).

POWER INTEGRATIONS, INC., a state of Delaware corporation, and OKI ELECTRIC entered into the Wafer Supply Agreement (“WSA”) on the 1st day of October, 1998 and desire to amend and restate the WSA in this Amended and Restated Wafer Supply Agreement (“Agreement”), which is made and entered into by and between the above parties as of this 1st day of April, 2003 (the “Effective Date”), as follows.

II.Delete Section 1.2 and substitute therefor:

1.2WAFER(S): Non-probed four (4), five (5) and [***] inch silicon wafers produced during the PILOT PRODUCTION and the VOLUME PRODUCTION which meet the COMMON SPECIFICATIONS.

III.Delete Section 1.12 and substitute therefor:

1.12PI:  POWER INTEGRATIONS INTERNATIONAL LTD.

IV.Delete Section 1.22 and substitute therefor:

1.22SC WAFER(S):  Non probed four (4) inch and five(5) inch WAFERS that are processed in accordance with the SC WAFER COMMON SPECIFICATION.

V.Insert the following new definitions:

1.24VC WAFER(S):  Non-probed [***]) inch WAFERS that are processed in accordance with the VC WAFER COMMON SPECIFICATION.

VI.Delete Section 3.3 in its entirety and substitute therefor:

3.3The WAFERS sold hereunder shall be SC WAFERS processed at OKI’s [***] plant and /or [***] plant, DC WAFERS processed at OKI’s [***] plant, and VC WAFERS processed at OKI’s [***] plant or other plants of OKI as mutually agreed in writing by OKI and PI.

VII.Delete Section 9.1 in its entirety and substitute therefor:

9.1The prices of the WAFERS, whether produced in the PILOT PRODUCTION or the VOLUME PRODUCTION are set forth in EXHIBIT B attached hereto.  Any modifications thereto must be agreed upon by OKI and PI in writing, either as an amendment to EXHIBIT B or as part of an INDIVIDUAL SALES CONTRACT.  The VC WAFERS BASE_PRICE for VC WAFERS will include the additional cost

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of the [***] starting wafer (“VC STARTING WAFER”), which cost will be subject to written agreement of the parties as to cost of and vendor for the VC STARTING WAFER. OKI and PI may jointly review and revise the VC WAFERS’ price no earlier than the earlier of (i) the date [***] VC WAFERS have been purchased and accepted by PI, and (ii) [***] years after the start of VC WAFER VOLUME PRODUCTION.  Subject to the previous sentence, OKI and PI may jointly review and revise the WAFERS price, by WAFER TYPE, within [***] days of the close of each half of OKI’s fiscal year or upon a material change to the COMMON SPECIFICATIONS.

VIII.Delete Section 13.11 in its entirety and substitute therefor:

Notwithstanding any termination or expiration of this Agreement, the provisions of Articles 1, 11, and 12, Sections 13.7, 13.8, 13.9, 13.10, this Section 13.11, Sections 16.4 and 19.9, and Articles 14, 15, and 18 shall survive this Agreement.

IX.Delete Section 18.14 [***] in its entirety and substitute therefor:

18.14[***]

X.Insert the following new articles:

Article 19.(VC WAFER MANUFACTURING)

19.1 PI will purchase and loan to OKI, [***] the equipment defined below (the “VC PURCHASED EQUIPMENT”):

Name of VC PURCHASED EQUIPMENT	[***]
Name of Manufacturer	[***]
Quantity	One (1) unit
Serial Number	[***]

19.2The purchase price of the VC PURCHASED EQUIPMENT will include the installation, connection and testing fees charged by the equipment sellers, the 5% Consumption Tax, and the Fixed Property Tax levied annually on the VC PURCHASED EQUIPMENT (collectively the “VC PURCHASED EQUIPMENT COST”), the total not to exceed [***]. The Fixed Property tax will be paid to the local tax office in Japan through OKI, which payment will be reimbursed to OKI by PI. The VC

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PURCHASED EQUIPMENT COST will be recovered by PI through the VC PURCHASED EQUIPMENT DISCOUNT defined in Section 19.8. Until the date title to the VC PURCHASED EQUIPMENT is transferred to OKI in accordance with Section 19.9, PI will own the VC PURCHASED EQUIPMENT and pay the Fixed Property Tax levied annually on the VC PURCHASED EQUIPMENT as set forth above in this Section 19.2. OKI shall not lend or transfer the VC PURCHASED EQUIPMENT to any third party or encumber the VC PURCHASED EQUIPMENT with any lien or other security interest while the same is owned by PI, without PI’s prior written consent.

19.3The VC PURCHASED EQUIPMENT will be delivered and installed in OKI’s wafer fabrication facility in [***]. OKI will be responsible for overseeing full installation, connection to existing equipment, and testing of the VC PURCHASED EQUIPMENT performed by the equipment sellers. Qualification will be performed by OKI in accordance with a qualification plan mutually agreed upon in writing between OKI and PI. Qualification shall not be complete until the date PI reasonably agrees in writing that the foregoing qualification plan has been met.

19.4OKI shall keep the VC PURCHASED EQUIPMENT in operating condition and available for VOLUME PRODUCTION during the Term of this Agreement. OKI shall be responsible for the maintenance and operation of the VC PURCHASED EQUIPMENT. OKI will pay for all repairs of the VC PURCHASED EQUIPMENT. Any repairs should be completed in reasonable time provided, however, that if a repair cannot be completed within ten (10) calendar days from discovery of the need for such repair, then OKI shall give immediate written notice to PI describing (1) the problem preventing repair in such ten (10) day period, and (2) a firm schedule for completing the repair. In addition, OKI will buy insurance for the VC PURCHASED EQUIPMENT.

19.5OKI shall not modify the VC PURCHASED EQUIPMENT without the prior written approval of Pl. PI shall determine whether the approved modification requires re-qualification of the VC PURCHASED EQUIPMENT. The parties will mutually agree who will pay for such modifications. OKI agrees to re-qualify the VC PURCHASED EQUIPMENT, if so determined, in accordance with a mutually agreed-to, written qualification plan. Such re-qualification will be at OKI’s expense.

19.6The VC PURCHASED EQUIPMENT will be used for manufacturing VC WAFERS for PI. Subject to Section 4.5, any other use is permitted as long as delivery and FOUNDRY CAPACITY commitments by OKI to PI are met.

19.7The VC PURCHASED EQUIPMENT will not be re-located without PI’s prior written consent. OKI will provide PI a minimum of [***] month’s advance notice of a plan to move the VC PURCHASED EQUIPMENT. The terms of any VC PURCHASED EQUIPMENT move will be negotiated

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in good faith, mutually agreed upon in writing, and should at least anticipate: (a) adequate WAFER inventory to maintain VOLUME PRODUCTION deliveries during the duration of the move and re-qualification, (b) a plan to re-qualify the VC PURCHASED EQUIPMENT at the new location, and (c) that OKI would pay all costs of the move if such move is solely for OKI’s benefit.

19.8On and after the date OKI receives the VC PURCHASED EQUIPMENT and until title to the VC PURCHASED EQUIPMENT is transferred to OKI in accordance with Section 19.9 below, the price of each VC WAFER purchased and accepted by Pl shall be a price that is discounted from the VC WAFERS BASE PRICE by [***] or by any other amount agreed to in writing by the parties (“VC PURCHASED EQUIPMENT DISCOUNT”).

19.9When the total VC PURCHASED EQUIPMENT DISCOUNT received by PI for VC WAFERS purchased and accepted by PI equals [***] of the VC PURCHASED EQUIPMENT COST, OKI will pay the remaining [***] of the VC PURCHASED EQUIPMENT COST, and all right, title and interest in such VC PURCHASED EQUIPMENT shall then automatically be transferred from PI to OKI and such VC PURCHASED EQUIPMENT will not thereafter be returned to PI. Notwithstanding the foregoing, should this Agreement terminate or expire before such transfer, OKI will assist PI, free of charge, in the removal and the return to PI of the VC PURCHASED EQUIPMENT. All packing and shipping cost for such return shall be borne by PI.

Article 20.(ADDITIONAL VC PURCHASED EQUIPMENT)

20.1

If the parties agree by further amendment of this Agreement, OKI will purchase unique production equipment required for OKI to meet PI’s VOLUME PRODUCTION requirements for VC WAFERS at the price set forth in, and under the terms agreed to in, such agreement.

XI.	Delete EXHIBIT A (OKI FOUNDRY CAPACITY and PI ANNUAL FORECAST) and substitute therefor:

EXHIBIT A

OKI FOUNDRY CAPACITY and PI ANNUAL FORECAST

1.OKI FOUNDRY CAPACITY

The following FOUNDRY CAPACITY will be effective from the Amendment Date:

SC WAFERS = [***] WAFERS / month

DC WAFERS = [***] WAFERS / month

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The following will be the initial FOUNDRY CAPACITY for VC WAFERS):

VC WAFERS = [***] WAFERS/month after purchase, installation and qualification of the VC PURCHASED EQUIPMENT.

2.PI’s projected PI ANNUAL FORECAST of WAFER orders (non-binding)

OKI Fiscal Year	2003	2004	2005	2006	2007
SC WAFERS	[***]	[***]	[***]	[***]	[***]
DC WAFERS	[***]	[***]	[***]	[***]	[***]

XII.Delete EXHIBIT B (WAFERS PRICE) and substitute therefor:

EXHIBIT B

WAFERS PRICE

SC WAFERS BASE_PRICE (manufactured at [***]) = [***]

SC WAFERS BASE_PRICE (manufactured at [***]) = [***]

DC WAFERS BASE_PRICE = [***]

VC WAFERS BASE_PRICE = [***] plus cost of VC STARTING WAFER

F/X_BASE = [***]

Initial F/X_RATE = [***]

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A new F/X_RATE is only established at the time of placing a PO for WAFERS if the Previous Month’s Average daily exchange rate is equal to or greater than [***] from the current F/X_RATE.  The new F/X_RATE will be set to the Previous Month’s Average exchange rate and will remain in effect for at least the month it was established.

The actual WAFERS PURCHASE_PRICE, by WAFER TYPE, used at the time of order will be calculated by the following formula:

PURCHASE_PRICE = [***]

Examples:  For SC WAFERS with a BASE_PRICE of [***]

1)  Nominal F/X Rate Example: F/X_RATE = [***]:

PURCHASE_PRICE = [***]

2)  Higher F/X Rate Example: New F/X_RATE = [***]:

PURCHASE_PRICE = [***]

3)  Lower F/X Rate Example: New F/X_RATE = [***]:

PURCHASE_PRICE = [***]

The term of validity for the DC WAFERS BASE PRICE above shall be from the Effective Date until [***] years from the Effective Date of this Agreement or until the date on which [***] DC WAFERS have been accepted by PI under this Agreement, provided, however, that both parties shall review the DC WAFERS BASE_PRICE at any time during such [***] year period upon request of either party, if either party considers that the quantity of DC WAFERS to be purchased by PI during such [***] year period does not reach [***] WAFERS.  After such term of validity, DC WAFERS BASE PRICE shall be [***].

If PI purchases VC PURCHASED EQUIPMENT pursuant to Article 20 (“VC PURCHASED EQUIPMENT”) then, effective as of the date OKI receives the VC PURCHASED EQUIPMENT, the VC WAFERS BASE_PRICE shall be discounted by the VC PURCHASED EQUIPMENT DISCOUNT until such time as the number of VC WAFERS thereafter purchased and accepted by PI multiplied by the VC PURCHASED EQUIPMENT DISCOUNT equals the VC PURCHASED EQUIPMENT PRICE.  Thereafter, there shall be no further VC PURCHASED EQUIPMENT DISCOUNT from the VC WAFERS BASE_PRICE.

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XIII.The following changes are only to correct various minor clerical errors and do not change the intent or the meaning of the agreement.

a.In Section 2.2, line 8, change “plant” to “plants.”
b.In Section 2.2, line 12, after “[***]” insert “percent.”
c.In Section 5.1.1, line 2, delete “([***] pilot lot)”.
d.In Section 5.2.1, line 2, delete “([***] lot)”.
e.In Section 6.2, line 3, change “1990” to “2000.”
f.In Section 8.3, line 6, change “Joint Improvement” to “JOINT IMPROVEMENT”.
g.In Section 10.2, line 1, change “PI” to “POWER INTEGRATIONS, INC.”.
h.In Section 16.2 change all instances of “IMPLANTER” to “CONSIGNED EQUIPMENT”.  In Section 18.16 change all instances of “subsidiary” to “SUBSIDIARY” and all instances of “subsidiaries” to “SUBSIDIARIES”.
i.Amend “Article 18 (Miscellaneous Provisions)” to become “Article 21 (Miscellaneous Provisions).” and amend the numbering of all sections of Article 21 (“Miscellaneous Provisions”) to become sections numbered 21.

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By their signatures, the authorized representatives of the parties acknowledge the parties’ acceptance of this Agreement:

OKI ELECTRIC INDUSTRY CO., LTD.	POWER INTEGRATIONS, INC.
By: /s/	By: /s/
Name: Title:	Name: Clifford J. Walker Title: Vice President Corporate Development

POWER INTEGRATIONS INTERNATIONAL, LTD.
By: /s/ Name: John L Tomlin Title: President

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